Exhibit 99.1

Forest Laboratories to Acquire Furiex Pharmaceuticals for $1.1 Billion in Cash to Build on

a Leading Position in Gastroenterology (GI)

Deal Also Includes Up to $30 per share in a Contingent Value Right for Furiex Shareholders

Creates a Leading GI Company within Forest

- Acquisition Adds Global Rights to Eluxadoline

- New Drug Application Expected to be Filed in 2014

- Eluxadoline is Complementary to Linzess for IBS-C and CIC and Additive to Forest’s GI

Treatments Acquired in Acquisition of Aptalis

Forest to Partner with Royalty Pharma by Divesting Furiex’s Royalty

Rights on Alogliptin and Priligy®

New York, NY and Morrisville, NC, April 28, 2014 — Forest Laboratories, Inc. (NYSE: FRX) and Furiex Pharmaceuticals, Inc. (NASDAQ: FURX) today announced that Forest has entered into a definitive agreement to acquire Furiex, a drug development collaboration company, for $95 per share, or approximately $1.1 billion in cash, and up to $30 per share (approximately $360 million in aggregate) in a Contingent Value Right (CVR) that may be payable based on the status of eluxadoline, Furiex’s lead product, as a controlled drug following approval. The acquisition is subject to receipt of customary regulatory approvals and approval by Furiex shareholders.

Forest concurrently announced that it has entered into an agreement with Royalty Pharma to sell Furiex’s royalties on alogliptin and Priligy® to Royalty Pharma for approximately $415 million upon successful completion of Forest’s acquisition of Furiex. Forest’s acquisition of Furiex is not contingent on Forest’s agreement with Royalty Pharma.

“The acquisition of Furiex builds on our growing position in gastroenterology and helps to create a leading GI company within Forest. It is a natural extension of our GI business following our $2.9 billion acquisition of Aptalis earlier this year,” said Brent Saunders, Chief Executive Officer and President of Forest Laboratories, Inc. “We believe eluxadoline will be very complementary to our anchor GI product Linzess and additive to our broader GI portfolio, making us more relevant to gastroenterologists and primary care physicians. With eluxadoline, we expect to have one of the broadest product offerings for the $38 billion GI disease market.”

Eluxadoline is a first-in-class, locally-acting mu opioid receptor agonist and a delta opioid receptor antagonist for treating symptoms of diarrhea-predominant irritable bowel syndrome (IBS-d). IBS-d affects approximately 28 million patients in the United States and Europe. In February, Furiex announced top-line results indicating the company’s two pivotal Phase III clinical trials evaluating the efficacy and safety of eluxadoline in the treatment of IBS-d met both the U.S. Food and Drug Administration (FDA) and the European Medicines Agency formally agreed-upon primary endpoints of composite response based on simultaneous improvements in stool consistency and abdominal pain. Furiex is on track to submit a New Drug Application for eluxadoline by the end of the third quarter of 2014.

“Furiex has built a strong portfolio of life-improving therapies for patients, including development stage assets and royalty-bearing products. Forest’s acquisition of our company is a testament to the strength of the business we have built,” said Fred Eshelman, founding chairman of Furiex. “I am very proud of our team for its hard work and excellent development of eluxadoline in just under four years. There is a strong business fit between Furiex and Forest, and eluxadoline is expected to contribute to Forest’s leading GI franchise.”

The terms of the merger agreement provide for Forest to pay $95 per share to Furiex shareholders. In addition, Forest agreed to make additional payments to Furiex shareholders that are contingent upon achievement of certain designations following FDA review. If the optimal CVR milestone is realized, the combined cash and CVR consideration payable in the proposed transaction will be $125 per share, or approximately $1.5 billion in the aggregate. If eluxadoline receives FDA approval and is not scheduled as a controlled drug by the DEA, holders of the CVR will receive $30 per share or approximately $360 million in the aggregate. If eluxadoline is designated as a Schedule 4 or Schedule 5 controlled drug by the DEA, holders of the CVR will receive $10 per share (approximately $120 million in the aggregate) or $20 per share (approximately $240 million in the aggregate), respectively.

Forest expects to divest Furiex’s royalties on alogliptin and Priligy® to Royalty Pharma for a payment of approximately $415 million, which, after tax, will effectively reduce Forest’s purchase price by approximately $315 million. “Our partnership with Royalty Pharma will allow us to expand our GI franchise in a capital-efficient manner, preserving Forest capital to be deployed to areas which are core to Forest,” said Saunders.

“In partnering on this transaction, we believe Forest and Royalty Pharma have created a win-win situation,” said Pablo Legorreta, Chief Executive Officer of Royalty Pharma. “Forest will acquire a company with a very exciting GI product candidate, while Royalty Pharma will acquire the non-core passive royalty assets. Our goal is to become the M&A partner of choice for pharma and biotech companies, allowing them to focus their resources on strategic assets.”

Forest expects to use cash on hand to fund the acquisition of Furiex. Forest’s planned acquisition of Furiex is expected to close in the second or third quarter of 2014 pending regulatory review and Furiex shareholder approval and is not expected to affect the timing of Actavis plc’s previously announced acquisition of Forest. Actavis has consented to Forest’s acquisition of Furiex and supports the transaction.

Covington & Burling LLP served as Forest’s legal counsel, Furiex was advised by Kirkland & Ellis LLP and Wyrick Robbins Yates & Ponton LLP, and Royalty Pharma was advised by Goodwin Procter LLP. BofA Merrill Lynch and Credit Suisse acted as financial advisors to Furiex.

Conference call details:

Forest executives will host a conference call with investors at 8:30 AM EST today to discuss the details of today’s announcement. The conference call will be webcast live on the Company’s website at www.frx.com. Please log on to the website at least fifteen minutes prior to the conference call as it may be necessary to download software to access the call. A replay of the conference call will be available until May 28, 2014 by dialing (800) 839-1246 (US or Canada) or +1 (402) 220-0464 (international).

About Forest Laboratories and Its Products

Forest Laboratories (NYSE: FRX) is a leading, fully integrated, specialty pharmaceutical company largely focused on the United States market. Forest markets a portfolio of branded drug products and develops new medicines to treat patients suffering from diseases principally in five therapeutic areas: central nervous system, cardiovascular, gastrointestinal, respiratory, and anti-infective. Forest’s strategy of acquiring product rights for development and commercialization through licensing, collaborative partnerships and targeted mergers and acquisitions allows Forest to take advantage of attractive late-stage development and commercial opportunities, thereby managing the risks inherent in drug development. In January 2014, Forest acquired Aptalis Pharmaceuticals for $2.9 billion in cash in order to gain access to its GI and Cystic Fibrosis products, including treatments for Ulcerative Proctitis, Duodenal Ulcers, H. Pylori, Anal Fissures, and Pancreatic Insufficiency. In February 2014, Forest and Actavis plc announced an agreement where Forest would be acquired for about $25 billion in cash and stock. The acquisition of Forest by Actavis is contingent upon regulatory and shareholder approvals.

Forest is headquartered in New York, NY.

About Furiex

Furiex Pharmaceuticals (NASDAQ: FURX) is a drug development collaboration company that uses innovative clinical development design to accelerate and increase value of drug development programs by advancing them through the drug discovery and development process in a cost-efficient manner. Furiex’s drug development programs are designed and driven by a core team with extensive drug development experience. Furiex collaborates with pharmaceutical and biotechnology companies and has a diversified product portfolio and pipeline with multiple therapeutic candidates, including one Phase III-ready asset, two compounds in Phase III development, one of which is with a partner, and four products on the market. Furiex’s mission is to develop innovative medicines faster and at a lower cost, thereby improving profitability and accelerating time to market while providing life-improving therapies for patients. For more information, visit www.furiex.com.

Furiex is headquartered in Morrisville, NC.

About Royalty Pharma

Royalty Pharma is the industry leader in acquiring royalty interests in marketed and late-stage biopharmaceutical products, with total assets of approximately $10 billion. Royalty Pharma owns royalty interests in 39 products including, Humira®, Lyrica®, Remicade®, Prezista®, Emtriva®, Neupogen®/Neulasta®, Januvia®/Janumet®, Tecfidera® and Imbruvica®. Royalty Pharma also funds late-stage clinical trials in exchange for royalty interests. More information on Royalty Pharma is available at www.royaltypharma.com.

Royalty Pharma is headquartered in New York, NY.

Safe Harbor Statement

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties, including that the transactions may not be timely completed, if at all, that prior to completion of the transactions, Furiex’s business may experience significant disruptions due to transaction-related uncertainty or other factors, the timing and the benefits of the business combination transaction, the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule, the requirement that Furiex’s security holders approve the transaction, the risk that the businesses will not be integrated successfully, the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timing of Actavis plc’s acquisition of Forest, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings and Furiex’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings. Neither Forest nor Furiex assumes any obligation to update forward-looking statements contained in this release to reflect new information or future events or developments. Each of Forest and Furiex intends such forward-looking statements to be covered by the Safe Harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with these Safe Harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of each of Forest and Furiex, may be identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “project,” or similar expressions. Investors should not rely on forward-looking statements because they are subject to a variety of risks, uncertainties and other factors that could cause actual results to differ materially from such forward-looking statements. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed acquisition of Furiex by Forest, Furiex will file a proxy statement with the SEC (the “Furiex Proxy”). Additionally, Furiex will file other relevant materials with the SEC in connection of the proposed acquisition. The Furiex Proxy and other materials that Furiex plans to file with the SEC will contain important information about Furiex, Forest, the proposed merger and related matters. The Furiex Proxy will be delivered to the security holders of Furiex. In connection with the proposed merger between Actavis, plc (“Actavis”) and Forest, Actavis has filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of Actavis and Forest that also constitutes a preliminary prospectus of Actavis (the “Forest/Actavis Proxy and Prospectus”). The registration statement is not yet effective. The definitive Forest/Actavis Proxy and Prospectus will be delivered to security holders of Actavis and Forest. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FURIEX PROXY, THE FOREST/ACTAVIS PROXY AND PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES THERETO THAT SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. Security holders of Furiex may obtain free copies of the Furiex Proxy and other documents filed with the SEC by Forest or Furiex, without charge, from the SEC’s website (http://www.sec.gov). In addition, investors and security holders of Furiex may obtain free copies of the documents Furiex files with the SEC by directing a written request to Furiex Pharmaceuticals, Inc., 3900 Paramount Parkway, Suite 150, Morrisville, NC 27560, Attention: Investor Relations. Copies of Furiex’s filings with the SEC may also be obtained at the “Investors” section of Furiex’s internet website at www.furiex.com. Investors and security holders of Actavis and Forest may obtain free copies of the Forest/Actavis Proxy and other documents filed with the SEC by Actavis and Forest, without charge, from the SEC’s website (http://www.sec.gov). In addition, copies of the documents filed with the SEC by Actavis may be obtained free of charge on Actavis’ internet website at www.actavis.com or by contacting Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Forest may be obtained free of charge on Forest’s internet website at www.frx.com or by contacting Forest’s Investor Relations Department at (212) 224-6713.

Participants in the Solicitation

Forest, Furiex and their directors and certain of their executive officers may be considered participants in the solicitation of proxies from the security holders of Furiex in connection with the proposed transaction between Forest and Furiex. Information about those directors and executive officers of Furiex, including their ownership of Furiex securities, is set forth in the proxy statement for Furiex’s 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 11, 2014, as supplemented by other Furiex filings with the SEC. Information about the directors and executive officers of Forest is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on July 8, 2013 and certain of its Current Reports on Form 8-K. Investors and security holders may obtain additional information regarding the direct and indirect interests of Furiex, Forest and their directors and executive officers in the proposed transaction by reading the applicable proxy statement and other public filings referred to above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Furiex Proxy and other relevant materials to be filed with the SEC when they become available.

Actavis, Forest, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction between Actavis and Forest. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Actavis and Forest shareholders in connection with the proposed merger will be set forth in Forest/Actavis Proxy and Prospectus when it is filed with the SEC. Information about the directors and executive officers of Forest is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on July 8, 2013 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Actavis is set forth in Actavis’ proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on March 28, 2014. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary Forest/Actavis Proxy and Prospectus and will be contained in the definitive Forest/Actavis Proxy and Prospectus and other relevant materials to be filed with the SEC when they become available.

Source: Forest Laboratories, Inc., Furiex Pharmaceuticals, Inc.

FOREST – Investors Frank J. Murdolo Vice President, Investor Relations 212-224-6714 media.relations@frx.com	FOREST – Media Amanda Kaufman Media Relations 646-231-7316 amanda.kaufman@frx.com

FURIEX – Investors Sailash Patel CFO & VP Strategic Development 919-456-7814 sailash.patel@furiex.com	FURIEX – Media Tony Plohoros 6 Degrees Communications 908-940-0135 tplohoros@6degreespr.com

ROYALTY PHARMA - Media George Lloyd Executive Vice President, Investments 212-883-2275 glloyd@royaltypharma.com	ROYALTY PHARMA - Media Alexander V. Perfall Vice President, Investor Relations 212-883-2298 aperfall@royaltypharma.com

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